UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
February 21, 2007

PRO-DEX, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification Number)
incorporation)

151 East Columbine Avenue
Santa Ana, California 92707
(Address of Principal Executive Offices)

(714) 241-4411
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to its rights under the Employment Agreement with Chief Executive Officer, Mark Murphy, the Company elected to replace Mr. Murphy's appreciation of an aggregate of 450,000 shares of the Company's common stock with a grant of 340,000 shares of restricted common stock under the Company's First Amended and Restated 2004 Stock Option Plan.  The Company and Mr. Murphy entered into a Restricted Stock Grant Agreement, a copy of which is attached as Exhibit 10.1.  The rights of both the Company and Mr. Murphy are more fully described in the Company's Form 8-K filed on August 14, 2006.

Item 9.01        Financial Statements and Exhibits

 (d)       Exhibits.

               Exhibit No.       Description

Exhibit 10.1       Restricted Stock Grant Agreement by and between the Company and Mark Murphy, dated February 21, 2007.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2007	PRO-DEX, INC.

By: /s/ Jeff Ritchey Jeff Ritchey Chief Financial Officer